UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2020

Samson Oil & Gas Limited

(Exact name of registrant as specified in its charter)

Australia	001-33578	N/A
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

Level 8 99 St Georges Terrace Perth, Western Australia 6000
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 011 61 8 9220 9830

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01Entry into a Material Definitive Agreement.

On September 2, 2020, the Chairman of the Board of Directors of Samson Oil & Gas Limited (“Samson” or the “Company”) and the Company Secretary executed an Appointment of Administrators,  appointing Adams Paul Nikitins and Samuel John Freeman of Ernst & Young (“EY”), Level 23 Exhibition Street, Melbourne VIC 3000, as joint and several administrators (the “Administrators”) of the Company.    The foregoing does not constitute a complete summary of the terms of the Appointment of Administrators, and reference is made to the complete text of the Appointment of Administrators, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

In connection with the appointment of the Administrators, the Board of Directors will resign and, pursuant to Australian law, the Administrators will take control of the affairs and business of the Company.  The Board of Directors adopted the voluntary plan of administration based on its determination that the Company is likely to become “insolvent” within the meaning of section 436A(1) of the Corporations Act 2001 (Cth).

In Australia, voluntary administration is a process whereby an insolvent company is placed in the hands of one or more independent administrators whose role is to investigate the company’s affairs, to report to creditors and to recommend to creditors whether the company should enter into a Deed of Company Arrangement, liquidation, or be returned to the Board of Directors.  A voluntary administration involves an investigation of available options to provide a better return to creditors and, if possible, to save the business.  By contrast, the liquidation of an Australian company is solely focused on winding up its affairs and bringing it to an end.  A deposit of USD$300,000 was deposited into a Trust account held by King & Wood Mallesons, the Company’s attorneys in Sydney Australia, to be used to fund the voluntary administration.

A  number of factors combined to make the voluntary plan of administration necessary and advisable, including the Company’s failure as primary obligor to cure the existing defaults under the Credit Agreement dated April 9, 2019 between AEP I FINCO LLC (as Lender and Administrative Agent) (“Anvil”) and the Company’s wholly owned subsidiary, Samson Oil and Gas USA, Inc., the depressed market prices for oil and gas, and the current valuation of the Company’s assets being below the amounts owed to Anvil.

On September 2, 2020, the Company issued a press release announcing the Board of Director’s appointment of the Administrators.  A copy of the press release is furnished as Exhibit 99.1 hereto.  Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Appointment of Administrators of Samson Oil & Gas Limited dated September 2, 2020.
99.1	Press Release of Samson Oil & Gas Limited dated September 2, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Etem,
Date: September 2, 2020

Samson Oil & Gas Limited

	By:	/s/ Tristan Farel
Tristan Farel
Chief Financial Officer (Principal Financial Officer)